                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            _______________________

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT:  JULY 7, 1997
                       (DATE OF EARLIEST EVENT REPORTED)


                            _______________________


                          FEDERAL EXPRESS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                   DELAWARE
                           (STATE OF INCORPORATION)


        1-7806                                           71-0427007
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)



                2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38132
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (901) 369-3600
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-07691, which was declared effective on July 10, 1996, as amended by Post-effective Amendment No. 1 to such Registration Statement, which was declared effective on April 28, 1997.

EXHIBITS                DESCRIPTION OF EXHIBIT
--------                ----------------------

1 Underwriting Agreement relating to Federal Express Corporation 7.6% Notes due July 1, 2097

4.1 Indenture Supplement No. 1 dated as of July 7, 1997 relating to Federal Express Corporation 7.6% Notes due July 1, 2097

4.2           Form of 7.6% Note due July 1, 2097 (included in 4.1 above)
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                                      Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERAL EXPRESS CORPORATION



                                       By:   /s/ MICHAEL W. HILLARD
                                           -----------------------------------
                                           Michael W. Hillard
                                           Vice President & Controller
                                           (PRINCIPAL ACCOUNTING OFFICER)




Dated:  July 9, 1997
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                                 EXHIBIT INDEX


EXHIBIT     DESCRIPTION OF EXHIBIT
-------     ----------------------

1 Underwriting Agreement relating to Federal Express Corporation 7.6% Notes due July 1, 2097

4.1 Indenture Supplement No. 1 dated as of July 7, 1997 relating to Federal Express Corporation 7.6% Notes due July 1, 2097

4.2         Form of 7.6% Note due July 1, 2097 (included in 4.1 above)